Exhibit 10.6

RECORDATION REQUESTED BY:

Heritage Bank of Commerce

150 Almaden Blvd.

San Jose, CA 95113

WHEN RECORDED MAIL TO:

Heritage Bank of Commerce

Attn: Loan Support Services

150 Almaden Blvd.

San Jose, CA 95113

SEND TAX NOTICES TO:

Roseville Commerce Center, LLC

333 West Santa Clara Street, Suite 280

San Jose, CA 95113	FOR RECORDER’S USE ONLY

CONSTRUCTION DEED OF TRUST

THIS DEED OF TRUST is dated June 15, 2007, among Roseville Commerce Center, LLC, a California limited liability company (“Trustor”); Heritage Bank of Commerce, whose address is 150 Almaden Blvd., San Jose, CA 95113 (referred to below sometimes as “Lender” and sometimes as “Beneficiary”); and First American Title Company, whose address is 3721 Douglas Boulevard, Suite 151, Roseville, CA 95661 (referred to below as “Trustee”).

CONVEYANCE AND GRANT. For valuable consideration, Trustor irrevocably grants, transfers and assigns to Trustee in trust, with power of sale, for the benefit of Lender as Beneficiary, all of Trustor’s right, title, and interest in and to the following described real property, together with all existing or subsequently erected or affixed buildings, improvements and fixtures; all assaments, rights of way, and appurtenances; all water, water rights and ditch rights (including stock in utilities with ditch or irrigation rightal; and all other rights, royalties, and profits relating to the real property, including without limitation all minerals, oil, gas, geothermal and similar matters, (the “Real Property”) located in Placer County, State of California:

PARCELS 1 THROUGH 3, INCLUSIVE, AS SHOWN ON MAP ENTITLED “PARCEL MAP FOR ROSEVILLE COMMERCE CENTER II SUBDIVISION NO. P.M. 04-13”, RECORDED IN BOOK 33 OF PARCEL MAPS, AT PAGE 3, OFFICIAL RECORDS.

The Real Property or its address is commonly known as 10550 Industrial Avenue, Roseville, CA. The Assessor’s Parcel Number for the Real Property is 017-123-064-000.

Trustor presently assigns to Lender (also known as Beneficiary in this Deed of Trust) all of Trustor’s right, title, and interest in and to all present and future leases of the Property and all Rents from the Property. This is an absolute assignment of Rents made in connection with an obligation secured by real property pursuant to California Civil Code Section 2938. In addition, Trustor grants to Lender a Uniform Commercial Code security interest in the Personal Property and Rents.

THIS DEED OF TRUST, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS GIVEN TO SECURE (A) PAYMENT OF THE INDEBTEDNESS AND (B) PERFORMANCE OF ANY AND ALL OBLIGATIONS OF THE TRUSTOR UNDER THE NOTE, THE RELATED DOCUMENTS, AND THIS DEED OF TRUST. THIS DEED OF TRUST, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS ALSO GIVEN TO SECURE ANY AND ALL OF TRUSTOR’S OBLIGATIONS UNDER THAT CERTAIN CONSTRUCTION LOAN AGREEMENT BETWEEN TRUSTOR AND LENDER OF EVEN DATE HEREWITH. ANY EVENT OF DEFAULT UNDER THE CONSTRUCTION LOAN AGREEMENT, OR ANY OF THE RELATED DOCUMENTS REFERRED TO THEREIN, SHALL ALSO BE AN EVENT OF DEFAULT UNDER THIS DEED OF TRUST. THIS DEED OF TRUST IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Deed of Trust, Trustor shall pay to Lender all amounts secured by this Deed of Trust as they become due, and shall strictly and in a timely manner perform all of Trustor’s obligations under the Note, this Deed of Trust, and the Related Documents.

CONSTRUCTION MORTGAGE. This Deed of Trust is a “construction mortgage” for the purposes of Sections 9-334 and 2A-309 of the Uniform Commercial Code, as those sections have been adopted by the State of California.

POSSESSION AND MAINTENANCE OF THE PROPERTY. Trustor agrees that Trustor’s possession and use of the Property shall be governed by the following provisions:

Possession and Use. Until the occurrence of an Event of Default, Trustor may (1) remain in possession and control of the Property; (2) use, operate or manage the Property; and (3) collect the Rents from the Property.

Duty to Maintain. Trustor shall maintain the Property in tenantable condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.

Compliance With Environmental Laws. Trustor represents and warrants to Lender that: (1) During the period of Trustor’s ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from the Property; (2) Trustor has no knowledge of, or reason to believe that there has been, except as previously disclosed to and acknowledged by Lender in writing, (a) any breach or violation of any Environmental Laws, (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any

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Hazardous Substance on, under, about or from the Property by any prior owners or occupants of the Property, or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters; and (3) Except as previously disclosed to and acknowledged by Lender in writing, (a) neither Trustor nor any tenant, contractor, agent or other authorized user of the Property shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from the Property; and (b) any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation all Environmental Laws. Trustor authorizes Lender and its agents to enter upon the Property to make such inspections and tests, at Trustor’s expense, as Lender may deem appropriate to determine compliance of the Property with this section of the Deed of Trust. Any inspections or tests made by Lender shall be for Lender’s purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Trustor or to any other person. The representations and warranties contained herein are based on Trustor’s due diligence in investigating the Property for Hazardous Substancee. Trustor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Trustor becomes liable for cleanup or other costs under any such laws; and (2) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Deed of Trust or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Trustor’s ownership or interest in the Property, whether or not the same was or should have been known to Trustor. The provisions of this section of the Deed of Trust, including the obligation to indemnify, shall survive the payment of the indebtedness and the satisfaction and reconveyance of the lien of this Deed of Trust and shall not be affected by Lender’s acquisition of any interest in the Property, whether by foreclosure or otherwise.

Nuisance, Waste. Trustor shall not cause, conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the Property. Without limiting the generality of the foregoing, Trustor will not remove, or grant to any other party the right to remove, any timber, minerals (including oil and gas), coal, clay, scoria, soil, gravel or rock products without Lender’s prior written consent.

Removal of Improvements. Trustor shall not demolish or remove any improvements from the Real Property without Lender’s prior written consent. As a condition to the removal of any improvements, Lender may require Trustor to make arrangements satisfactory to Lender to replace such improvements with improvements of at least equal value.

Lender’s Right to Enter. Lender and Lender’s agents and representatives may enter upon the Real Property at all reasonable times to attend to Lender’s interests and to inspect the Real Property for purposes of Trustor’s compliance with the terms and conditions of this Deed of Trust.

Compliance with Governmental Requirements. Trustor shall promptly comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the use or occupancy of the Property, including without limitation, the Americana With Disabilities Act. Trustor may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Trustor has notified Lender in writing prior to doing so and so long as, in Lender’s sole opinion, Lender’s interests in the Property are not jeopardized. Lender may require Trustor to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender’s interest.

Duty to Protect. Trustor agrees neither to abandon or leave unattended the Property. Trustor shall do all other acts, in addition to those acts set forth above in this section, which from the character and use of the Property are reasonably necessary to protect and preserve the Property.

Construction Loan. If some or all of the proceeds of the loan creating the indebtedness are to be used to construct or complete construction of any improvements on the Property, the improvements shall be completed no later than the maturity date of the Note (or such earlier date as Lender may reasonably establish) and Trustor shall pay in full all costs and expenses in connection with the work. Lender will disburse loan proceeds under such terms and conditions as Lender may deem reasonably necessary to insure that the interest created by this Deed of Trust shall have priority over all possible liens, including those of material suppliers and workman. Lender may require, among other things, that disbursement requests be supported by receipted bills, expense affidavits, waivers of liens, construction progress reports, and such other documentation as Lender may reasonably request.

DUE ON SALE - CONSENT BY LENDER. Lender may, at Lender’s option, declare immediately due and payable all sums secured by this Deed of Trust upon the sale or transfer, without Lender’s prior written consent, of all or any part of the Real Property, or any interest in the Real Property. A “sale or transfer” means the conveyance of Real Property or any right, title or interest in the Real Property; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of an interest in the Real Property. If any Trustor is a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of such Trustor. However, this option shall not be exercised by Lender if such exercise is prohibited by applicable law.

TAXES AND LIENS. The following provisions relating to the taxes and liens on the Property are part of this Deed of Trust:

Payment. Trustor shall pay when due (and in all events at least ten (10) days prior to delinquency) all taxes, special taxes, assessments, charges (including water and sewer), fines and impositions levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property. Trustor shall maintain the Property free of all liens having priority over or equal to the interest of Lender under this Deed of Trust, except for the lien of taxes and assessments not due and except as otherwise provided in this Deed of Trust.

Right to Contest. Trustor may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Lender’s interest in the Property is not jeopardized. If a lien arises or is filed as a result of nonpayment, Trustor shall within fifteen (15) days after the lien arises or, if a lien is filed, within fifteen (15) days after Trustor has notice of the filing, secure the discharge of the lien, or if requested by Lender, deposit with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and attorneys’ fees, or other charges that could accrue as a result of a foreclosure or sale under the lien. In any contest, Trustor shall defend itself and Lender and shall satisfy any adverse judgment before enforcement against the Property. Trustor shall name Lender as an additional obliges under any

DEED OF TRUST (Continued)	Page 3

surety bond furnished in the contest proceedings.

Evidence of Payment. Trustor shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or assessments and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

Notice of Construction. Trustor shall notify Lender at least fifteen (15) days before any work is commenced, any services are furnished, or any materials are supplied to the Property, if any mechanic’s lien, materialmen’s lien, or other lien could be asserted on account of the work, services, or materials and the cost exceeds $15,000.00. Trustor will upon request of Lender furnish to Lender advance assurances satisfactory to Lender that Trustor can end will pay the cost of such improvements.

PROPERTY DAMAGE INSURANCE. The following provisions relating to insuring the Property are a part of this Deed of Trust.

Maintenance of Insurance. Trustor shall procure and maintain policies of fire insurance with standard extended coverage endorsements on a replacement basis for the full insurable value covering all improvements on the Real Property in an amount sufficient to avoid application of any coinsurance clause, and with a standard mortgagee clause in favor of Lender. Trustor shall also procure and maintain comprehensive general liability insurance in such coverage amounts as Lender may request with Trustee and Lender being named as additional insureds in such liability insurance policies. Additionally, Trustor shall maintain such other insurance, including but not limited to hazard, business interruption, and boiler insurance, as Lender may reasonably require. Notwithstanding the foregoing, in no event shall Trustor be required to provide hazard insurance in excess of the replacement value of the improvements on the Real Property. Policies shall be written in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Trustor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Trustor or any other person. Should the Real Property be located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Trustor agrees to obtain and maintain Federal Flood Insurance, if available, within 45 days after notice is given by Lender that the Property is located in a special flood hazard area, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan.

Application of Proceeds. Trustor shall promptly notify Lender of any loss or damage to the Property if the estimated cost of repair or replacement exceeds $5,000.00. Lender may make proof of loss if Trustor fails to do so within fifteen (15) days of the casualty. If in Lender’s sole judgment Lender’s security interest in the Property has been impaired, Lender may, at Lender’s election, receive and retain the proceeds of any insurance and apply the proceeds to the reduction of the Indebtedness, payment of any lien affecting the Property, or the restoration and repair of the Property. If the proceeds are to be applied to restoration and repair, Trustor shall repair or replace the damaged or destroyed improvements in a manner satisfactory to Lender. Lender shall, upon satisfactory proof of such expenditure, pay or reimburse Trustor from the proceeds for the reasonable cost of repair or restoration if Trustor is not in default under this Deed of Trust. Any proceeds which have not been disbursed within 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under this Deed of Trust, then to pay accrued interest, and the remainder, if any, shall be applied to the principal balance of the indebtedness. If Lender holds any proceeds after payment in full of the indebtedness, such proceeds shall be paid to Trustor as Trustor’s interests may appear.

Trustor’s Report on Insurance. Upon request of Lender, however not more than once a year, Trustor shall furnish to Lender a report on each existing policy of insurance showing: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured, the then current replacement value of such property, and the manner of determining that value; and (5) the expiration date of the policy. Trustor shall, upon request of Lender, have an independent appraiser satisfactory to Lender determine the cash value replacement cost of the Property.

LENDER’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender’s interest in the Property or if Trustor fails to comply with any provision of this Deed of Trust or any Related Documents, including but not limited to Trustor’s failure to discharge or pay when due any amounts Trustor is required to discharge or pay under this Deed of Trust or any Related Documents, Lender on Trustor’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Property and paying all costs for insuring, maintaining and preserving the Property. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Trustor. All such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity, The Deed of Trust also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

WARRANTY; DEFENSE OF TITLE. The following provisions relating to ownership of the Property are a part of this Deed of Trust:

Title. Trustor warrants that: (a) Trustor holds good and marketable title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by, Lender in connection with this Deed of Trust, and (b) Trustor has the full right, power, and authority to execute and deliver this Deed of Trust to Lender.

Defense of Title. Subject to the exception in the paragraph above, Trustor warrants and will forever defend the title to the Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Trustor’s title or the interest of Trustee or Lender under this Deed of Trust. Trustor shall defend the action at Trustor’s expense. Trustor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender’s own choice, and Trustor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

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Compliance With Laws. Trustor warrants that the Property and Trustor’s use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities.

Survival of Representations and Warranties. All representations, warranties, and agreements made by Trustor in this Deed of Trust shall survive the execution and delivery of this Deed of Trust, shall be continuing in nature, and shall remain in full force and effect until such time as Trustor’s Indebtedness shall be paid in full.

CONDEMNATION. The following provisions relating to eminent domain and inverse condemnation proceedings are a part of this Deed of Trust:

Proceedings. If any eminent domain or inverse condemnation proceeding is commenced affecting the Property, Trustor shall promptly notify Lender in writing, and Trustor shall promptly take such steps as may be necessary to pursue or defend the action and obtain the award. Trustor may be the nominal party in any such proceeding, but Lender shall be entitled, at its election, to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Trustor will deliver or cause to be delivered to Lender such instruments and documentation as may be requested by Lender from time to time to permit such participation.

Application of Net Proceeds. If any award is made or settlement entered into in any condemnation proceedings affecting all or any part of the Property or by any proceeding or purchase in lieu of condemnation, Lender may at its election, and to the extent permitted by law, require that all or any portion of the award or settlement be applied to the Indebtedness and to the repayment of all reasonable costs, expenses, and attorneys’ fees incurred by Trustee or Lender in connection with the condemnation proceedings.

IMPOSITION OF TAXES, FEES AND CHARGES BY GOVERNMENTAL AUTHORITIES. The following provisions relating to governmental taxes, fees and charges are a part of this Deed of Trust:

Current Taxes, Fees and Charges. Upon request by Lender, Trustor shall execute such documents in addition to this Deed of Trust and take whatever other action is requested by Lender to perfect and continue Lender’s lien on the Real Property. Trustor shall reimburse Lender for all taxes, as described below, together with all expenses incurred in recording, perfecting or continuing this Deed of Trust, including without limitation all taxes, fees, documentary stamps, and other charges for recording or registering this Deed of Trust.

Taxes. The following shall constitute taxes to which this section applies: (1) a specific tax upon this type of Deed of Trust or upon all or any part of the Indebtedness secured by this Deed of Trust; (2) a specific tax on Trustor which Trustor is authorized or required to deduct from payments on the indebtedness secured by this type of Deed of Trust; (3) a tax on this type of Deed of Trust chargeable against the Lender or the holder of the Note; and (4) a specific tax on all or any portion of the Indebtedness or on payments of principal and interest made by Trustor.

Subsequent Taxes. If any tax to which this section applies is enacted subsequent to the date of this Deed of Trust, this event shall have the same effect as an Event of Default, and Lender may exercise any or all of its available remedies for an Event of Default as provided below unless Trustor either (1) pays the tax before it becomes delinquent, or (2) contests the tax as provided above in the Taxes and Liens section and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender.

SECURITY AGREEMENT; FINANCING STATEMENTS. The following provisions relating to this Deed of Trust as a security agreement are a part of this Deed of Trust:

Security Agreement. This instrument shall constitute a Security Agreement to the extent any of the Property constitutes fixtures, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

Security Interest. Upon request by Lender, Trustor shall take whatever action is requested by Lender to perfect and continue Lender’s security interest in the Rents and Personal Property. Trustor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon default, Trustor shall not remove, saver or detach the Personal Property from the Property. Upon default, Trustor shall assemble any Personal Property not affixed to the Property in a manner and at a place reasonably convenient to Trustor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender to the extent permitted by applicable law.

Addresses. The mailing addresses of Trustor (debtor) and Lender (secured party) from which information concerning the security interest granted by this Deed of Trust may be obtained (each as required by the Uniform Commercial Code) are as stated on the first page of this Deed of Trust.

FURTHER ASSURANCES: ATTORNEY-IN-FACT. The following provisions relating to further assurances and attorney-in-fact are a part of this Deed of Trust:

Further Assurances. At any time, and from time to time, upon request of Lender, Trustor will make, execute and deliver, or will cause to be made, executed or delivered, to Lender or to Lender’s designee, and when requested by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve (1) Trustor’s obligations under the Note, this Deed of Trust, and the Related Documents, and (2) the liens and security interests created by this Deed of Trust as first and prior liens on the Property, whether now owned or hereafter acquired by Trustor. Unless prohibited by law or Lender agrees to the contrary in writing, Trustor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.

Attorney-in-Fact. If Trustor fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Trustor and at Trustor’s expense. For such purposes, Trustor hereby irrevocably appoints Lender as Trustor’s attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Lender’s sole opinion, to accomplish the matters referred to in the preceding paragraph.

FULL PERFORMANCE. If Trustor pays all the Indebtedness when due, and otherwise performs all the obligations imposed upon Trustor under this Deed of Trust, Lender shall execute and deliver to Trustee a request for full reconveyance and shall execute and deliver to Trustor suitable statements of termination of any financing statement on file evidencing Lender’s security interest in the Rents and the

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Personal Property. Lender may charge Trustor a reasonable reconveyence fee at the time of reconveyence.

EVENTS OF DEFAULT. Each of the following, at Lender’s option, shall constitute on Event of Default under this Deed of Trust:

Payment Default. Trustor fails to make any payment when due under the indebtedness.

Other Defaults. Trustor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Deed of Trust or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Trustor.

Compliance Default. Failure to comply with any other term, obligation, covenant or condition contained in this Deed of Trust, the Note or in any of the Related Documents.

Default on other Payments. Failure of Trustor within the time required by this Deed of Trust to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

Environmental Default. Failure of any party to comply with or perform when due any term, obligation, covenant or condition contained in any environmental agreement executed in connection with the Property.

Default in Favor of Third Parties. Should Trustor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially effect any of Trustor’s property or Trustor’s ability to repay the Indebtedness or perform their respective obligations under this Deed of Trust or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Trustor or on Trustor’s behalf under this Deed of Trust or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Defective Collateralization. This Deed of Trust or any of the Related Documents ceases to be in full force and effect including failure of any collateral document to create a valid and perfected security interest or lien} at any time and for any reason.

Death or Insolvency. The dissolution of Trustor’s Iregardless of whether election to continue is made}, any member withdraws from the limited liability company, or any other termination of Trustor’s existence as a going business or the death of any member, the insolvency of Trustor, the appointment of a receiver for any part of Trustor’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Trustor.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Trustor or by any governmental agency against any property securing the Indebtedness. This includes a garnishment of any of Trustor’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Trustor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Trustor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Breach of Other Agreement. Any breach by Trustor under the terms of any other agreement between Trustor and Lender that is not remedied within any grace period provided therein, including without limitation any agreement concerning any indebtedness or other obligation of Trustor to Lender, whether existing now or later.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor’s estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Adverse Change. A material adverse change occurs in Trustor’s financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

Insecurity. Lender in good faith believes itself insecure.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Deed of Trust, at any time thereafter, Trustee or Lender may exercise any one or more of the following rights and remedies:

Election of Remedies. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Trustor under this Deed of Trust, after Trustor’s failure to perform, shall not affect Lender’s right to declare a default and exercise its remedies.

Foreclosure by Sale. Upon an Event of Default under this Deed of Trust, Beneficiary may declare the entire Indebtedness secured by this Deed of Trust immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold the Property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed of Trust, the Note, other documents requested by Trustee, and all documents evidencing expenditures secured hereby. After the lapse of such time as may then be required by law following the recordation of the notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell the Property at the time and place fixed by it in the notice of sale, either as whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of the Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement in accordance with applicable law. Trustee shall deliver to such purchaser its deed conveying the Property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee or Beneficiary may purchase at such sale. After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not than repaid, with accrued interest at the amount allowed by law in effect

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at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

Judicial Foreclosure. With respect to all or any part of the Real Property, Lender shall have the right in lieu of foreclosure by power of sale to foreclose by judicial foreclosure in accordance with and to the full extent provided by California law.

UCC Remedies. With respect to all or any part of the Personal Property, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code, including without limitation the right to recover any deficiency in the manner and to the full extent provided by California law.

Collect Rents. Lender shall have the right, without notice to Trustor to take possession of and manage the Property and collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender’s costs, against the indebtedness. In furtherance of this right, Lender may require any tenant or other user of the Property to make payments of rent or use fees directly to Lender. If the Rents are collected by Lender, then Trustor irrevocably designates Lender as Trustor’s attorney-in-fact to endorse instruments received in payment thereof in the name of Trustor and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender’s demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the indebtedness. The receiver may serve without bond if permitted by law. Lender’s right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

Tenancy at Sufferance. If Trustor remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Trustor, Trustor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender’s option, either (1) pay a reasonable rental for the use of the Property, or (2) vacate the Property immediately upon the demand of Lender.

Other Remedies. Trustee or Lender shall have any other right or remedy provided in this Deed of Trust or the Note or by law.

Notice of Sale. Lender shall give Trustor reasonable notice of the time and place of any public sale of the Personal Property or of the time after which any private sale or other intended disposition of the Personal Property is to be made. Reasonable notice shall mean notice given at least ten (10) days before the time of the sale or disposition. Any sale of the Personal Property may be made in conjunction with any sale of the Real Property.

Sale of the Property. To the extent permitted by applicable law, Trustor hereby waives any and all rights to have the Property marshalled. In exercising its rights and remedies, the Trustee or Lender shall be free to sell all or any part of the Property together or separately, in one sale or by separate sales. Lender shall be entitled to bid at any public sale on all or any portion of the Property.

Attorneys’ Fees; Expenses. If Lender institutes any suit or action to enforce any of the terms of this Deed of Trust, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys’ fees at trial and upon any appeal. Whether or not any court action is involved, and to the extent not prohibited by law, all reasonable expenses Lender incure that in Lender’s opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including attorneys’ fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors’ reports, and appraisal fees, title insurance, and fees for the Trustee, to the extent permitted by applicable law. Trustor also will pay any court costs, in addition to all other sums provided by law.

Rights of Trustee. Trustee shall have all of the rights and duties of Lender as set forth in this section.

POWERS AND OBLIGATIONS OF TRUSTEE. The following provisions relating to the powers and obligations of Trustee are part of this Deed of Trust:

Powers of Trustee. In addition to all powers of Trustee arising as a matter of law, Trustee shall have the power to take the following actions with respect to the Property upon the written request of Lender and Trustor: (a) join in preparing and filing a map or plat of the Real Property, including the dedication of streets or other rights to the public; (b) join in granting any easement or creating any restriction on the Real Property; and (c) join in any subordination or other agreement affecting this Deed of Trust or the interest of Lender under this Deed of Trust.

Obligations to Notify. Trustee shall not be obligated to notify any other party of a pending sale under any other trust deed or lien, or of any action or proceeding in which Trustor, Lender, or Trustee shall be a party, unless the action or proceeding is brought by Trustee.

Trustee. Trustee shall meet all qualifications required for Trustee under applicable law. In addition to the rights and remedies set forth above, with respect to all or any part of the Property, the Trustee shall have the right to foreclose by notice and sale, and Lender shall have the right to foreclose by judicial foreclosure, in either case in accordance with and to the full extent provided by applicable law.

Successor Trustee. Lender, at Lender’s option, may from time to time appoint a successor Trustee to any Trustee appointed under this Deed of Trust by an instrument executed and acknowledged by Lender and recorded in the office of the recorder of Placer County, State of California. The instrument shall contain, in addition to all other matters required by state law, the names of the original Lender, Trustee, and Trustor, the book and page where this Deed of Trust is recorded, and the name and address of the successor trustee, and the instrument shall be executed and acknowledged by Lender or its successors in interest. The successor

DEED OF TRUST (Continued)	Page 7

trustee, without conveyance of the Property, shall succeed to all the title, power, and duties conferred upon the Trustee in this Deed of Trust and by applicable law. This procedure for substitution of Trustee shall govern to the exclusion of all other provisions for substitution.

Acceptance by Trustee. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

NOTICES. Any notice required to be given under this Deed of Trust shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Deed of Trust. Trustor requests that copies of any notices of default and sale be directed to Trustor’s address shown near the beginning of this Deed of Trust. All copies of notices of foreclosure from the holder of any lien which has priority over this Deed of Trust shall be sent to Lender’s address, as shown near the beginning of this Deed of Trust. Any party may change its address for notices under this Deed of Trust by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Trustor agrees to keep Lender informed at all times of Trustor’s current address. Unless otherwise provided or required by law, if there is more than one Trustor, any notice given by Lender to any Trustor is deemed to be notice given to all Trustors.

STATEMENT OF OBLIGATION FEE. Lender may collect a fee, not to exceed the maximum amount permitted by law, for furnishing the statement of obligation as provided by Section 2943 of the Civil Code of California.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Deed of Trust:

Amendments. This Deed of Trust, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Deed of Trust. No alteration of or amendment to this Deed of Trust shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Annual Reports. If the Property is used for purposes other than Trustor’s residence. Trustor shall furnish to Lender, upon request, a certified statement of net operating income received from the Property during Trustor’s previous fiscal year in such form and detail as Lender shall require. “Net operating income” shall mean all cash receipts from the Property less all cash expenditures made in connection with the operation of the Property.

Caption Headings. Caption headings in this Deed of Trust are for convenience purposes only and are not to be used to interpret or define the provisions of this Deed of Trust.

Merger. There shall be no merger of the interest or estate created by this Deed of Trust with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

Governing Law. This Deed of Trust will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. This Deed of Trust has been accepted by Lender in the State of California.

Choice of Venue. If there is a lawsuit, Trustor agrees upon Lender’s request to submit to the jurisdiction of the courts of Santa Clara County, State of California.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Deed of Trust unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Deed of Trust shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Deed of Trust. No prior waiver by Lender, nor any course of dealing between Lender and Trustor, shall constitute a waiver of any of Lender’s rights or of any of Trustor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Deed of Trust, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Severability. If a court of competent jurisdiction finds any provision of this Deed of Trust to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Deed of Trust. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Deed of Trust shall not affect the legality, validity or enforceability of any other provision of this Deed of Trust.

Successors and Assigns. Subject to any limitations stated in this Deed of Trust on transfer of Trustor’s interest, this Deed of Trust shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Trustor, Lender, without notice to Trustor, may deal with Trustor’s successors with reference to this Deed of Trust and the Indebtedness by way of forbearance or extension without releasing Trustor from the obligations of this Deed of Trust or liability under the Indebtedness.

Time is of the Essence. Time is of the essence in the performance of this Deed of Trust.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Deed of Trust. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Deed of Trust shall have the meanings attributed to such terms in the Uniform Commercial Code:

Beneficiary. The word “Beneficiary” means Heritage Bank of Commerce, and its successors and assigns.

Borrower. The word “Borrower” means Roseville Commerce Center, LLC and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Deed of Trust. The words “Deed of Trust” mean this Deed of Trust among Trustor, Lender, and Trustee, and includes without

DEED OF TRUST (Continued)	Page 8

limitation all assignment and security interest provisions relating to the Personal Property and Rents.

Default. The word “Default” means the Default set forth in this Deed of Trust in this section titled “Default”.

Environmental Laws. The words “Environmental Laws” mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 I “SARA”), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, at seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words “Event of Default” mean any of the events of default set forth in this Deed of Trust in the events of default section of this Deed of Trust.

Guarantor. The word “Guarantor” means any guarantor, surety, or accommodation party of any or all of the Indebtedness.

Guaranty. The word “Guaranty” means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words “Hazardous Substances” mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words “Hazardous Substances” are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term “Hazardous Substances” also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Improvements. The word “Improvements” means all existing and future improvements, buildings, structures, mobile homes affixed on the Real Property, facilities, additions, replacements and other construction on the Real Property.

Indebtedness. The word “Indebtedness” means all principal, Interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Note or Related Documents and any amounts expended or advanced by Lender to discharge Trustor’s obligations or expenses incurred by Trustee or Lender to enforce Trustor’s obligations under this Deed of Trust, together with interest on such amounts as provided in this Deed of Trust.

Lender. The word “Lender” means Heritage Bank of Commerce, its successors and assigns.

Note. The word “Note” means the promissory note dated June 15, 2007, In the original principal amount of $9,100,000.00 from Trustor to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement. NOTICE TO TRUSTOR: THE NOTE CONTAINS A VARIABLE INTEREST RATE.

Personal Property. The words “Personal Property” mean all equipment, fixtures, and other articles of personal property now or hereafter owned by Trustor, and now or hereafter attached or affixed to the Real Property; together with all occasions, parts, and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property. The words “Personal Property” also include all tangible and intangible items obtained or owned by, or in the possession of Trustor that are directly or indirectly related to the acquisition, development, design, construction, permitting, marketing, or habitation of the Real Property or the improvements to be constructed on the Real Property, whether heretofore or hereafter issued, prepared, or executed, including without limitation all permits, licenses, authorizations and approvals, trademarks and tradenames, and any and all land use entitlements, development rights, sewer capacity, approvals, density allocations and other rights or approvals relating to or authorizing the development or occupancy or of the Property, plus all utility or other deposits, reimbursement rights, studies, tests, contracts, plans and specifications, relating to the Property and Improvements.

Property. The word “Property” means collectively the Real Property and the Personal Property.

Real Property. The words “Real Property” mean the real property, interests and rights, as further described in this Deed of Trust.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

Rents. The word “Rents” means all present and future leases, rents, revenues, income, issues, royalties, profits, and other benefits derived from the Property together with the cash proceeds of the Rents.

Trustee. The word “Trustee” means First American Title Company, whose address is 3721 Douglas Boulevard, Suite 151, Roseville, CA 95661 and any substitute or successor trustees.

Trustor. The word “Trustor” means Roseville Commerce Center, LLC.

DEED OF TRUST (Continued)	Page 9

TRUSTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS DEED OF TRUST, AND TRUSTOR AGREES TO ITS TERMS, INCLUDING THE VARIABLE RATE PROVISIONS OF THE NOTE SECURED BY THIS DEED OF TRUST.

TRUSTOR:

ROSEVILLE COMMERCE CENTER LLC

MAC MILLAN PARTNERS, INC., Manager of Roseville Commerce Center, LLC

By:	/s/ David L. Mac Millan
David L. Mac Millan, President of Mac Millan Partners, Inc.

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF CA	)
) SS
COUNTY OF Placer	)

On June 22, 2007 before me, Shiela P. Schaa, Notary Public, personally appeared David L. Mac Millan, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person~~(s)~~ whose name~~(s)~~ is ~~/are~~ subscribed to the within instrument and acknowledged to me that he~~/she/they~~ executed the same in his~~/her/their~~ authorized capacity~~(ies)~~, and that by his~~/her/their~~ signature~~(s)~~ on the instrument the person~~(s)~~, or the entity upon behalf of which the person~~(s)~~ acted, executed the instrument.

WITNESS my hand and official seal.

Signature	/s/ Shiela P. Schaa	(Seal)

(DO NOT RECORD)

REQUEST FOR FULL RECONVEYANCE

(To be used only when obligations have been paid in full)

To:                                                                                  , Trustee

The undersigned is the legal owner and holder of all Indebtedness secured by this Deed of Trust. All sums secured by this Deed of Trust have been fully paid and satisfied. You are hereby directed, upon payment to you of any sums owing to you under the terms of this Deed of Trust of pursuant to any applicable statute, to cancel the Note secured by the Deed of Trust (which is delivered to you together with this Deed of Trust), and to reconvey, without warranty, to the parties designated by the terms of this Deed of Trust, the estate now held by you under this Deed of Trust. Please mail the reconveyance and Related Documents to:

                                                                                                                                                            .

Date:	Beneficiary:
By:
Its:

RECORDATION REQUESTED BY:

Heritage Bank of Commerce

150 Almaden Blvd.

San Jose, CA 95113

WHEN RECORDED MAIL TO:

Heritage Bank of Commerce

Attn: Loan Support Services

150 Almaden Blvd.

San Jose, CA 95113

SEND TAX NOTICES TO:

Roseville Commerce Center, LLC

333 West Santa Clare Street, Suite 280

San Jose, CA 95113	FOR RECORDER’S USE ONLY

MODIFICATION OF DEED OF TRUST

THIS MODIFICATION OF DEED OF TRUST dated September 15, 2008, is made and executed between Roseville Commerce Center, LLC, a California limited liability company (“Trustor”) and Heritage Bank of Commerce, whose address is 150 Almaden Blvd., San Jose, CA 95113 (“Lender”).

DEED OF TRUST. Lender and Trustor have entered into a Deed of Trust dated June 15, 2007 (the “Deed of Trust”) which has been recorded in Placer Country, State of California, as follows:

Recorded on June 28, 2007 in the Official Records of the County Recorder’s Office of Placer County, as Document #2007-0064731-00.

REAL PROPERTY DESCRIPTION. The Deed of Trust covers the following described real property located in Placer County, State of California:

PARCELS 1 THROUGH 3, INCLUSIVE, AS SHOWN ON MAP ENTITLED “PARCEL MAP FOR ROSEVILLE COMMERCE CENTER II SUBDIVISION NO. P.M. 04-13”, RECORDED IN BOOK 33 OF PARCEL MAPS, AT PAGE 3, OFFICIAL RECORDS.

The Real Property or its address is commonly known as 10556, 10600 and 10560 Industrial Avenue, Roseville, CA 95678. The Assessor’s Parcel Number for the Real Property is 485-030-001-000, 485-030-002-000 and 485-030-003-000.

MODIFICATION. Lender and Trustor hereby modify the Deed of Trust as follows:

1. Amend “Note” paragraph to include a Change in Terms Agreement dated September 15, 2008.

2. Amend the property address from 10550 Industrial Avenue, Roseville, CA to 10556, 10600 and 10560 Industrial Avenue, Roseville, CA 95678.

3. Amend Assessor’s Parcel Number from 017-123-064-000 to 485-030-001-000, 485-030-002-000 and 485-030-003-000.

CONTINUING VALIDITY. Except as expressly modified above, the terms of the original Deed of Trust shall remain unchanged and in full force and effect. Consent by Lender to this Modification does not waive Lender’s right to require strict performance of the Deed of Trust as changed above nor obligate Lender to make any future modifications. Nothing in this Modification shall constitute a satisfaction of the promissory note or other credit agreement secured by the Deed of Trust ( the “Note”). It is the intention of Lender to retain as liable all parties to the Deed of Trust and all parties, makers and endorsers to the Note, including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, shall not be released by virtue of this Modification. If any person who signed the original Deed of Trust does not sign this Modification, then all persons signing below acknowledge that this Modification is given conditionally, based on the representation to Lender that the non-signing person consents to the changes and provisions of this Modification or otherwise will not be released by it. This waiver applies not only to any initial extension or modification, but also to all such subsequent actions.

TRUSTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MODIFICATION OF DEED OF TRUST AND TRUSTOR AGREES TO ITS TERMS. THIS MODIFICATION OF DEED OF TRUST IS DATED SEPTEMBER 15, 2008.

TRUSTOR:

ROSEVILLE COMMERCE CENTER, LLC

MAC MILLAN PARTNERS, INC., Manager of Roseville Commerce Center, LLC

By:	/s/ David L. Mac Millan
David L. Mac Millan, President of Mac Millan Partners, Inc.

MODIFICATION OF DEED OF TRUST (Continued)	Page 2

LENDER:

HERITAGE BANK OF COMMERCE

X	/s/ D. Warford
Authorized Officer

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF CALIFORNIA	)
	)	SS
COUNTY OF PLACER	)

On October 28, 2008 before me, CAROLYN HUNT, Notary Public.

                                                     (here insert name and title of the officer)

personally appeared David L. Mac Millan, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	/s/ Carolyn Hunt.	(Seal)

MODIFICATION OF DEED OF TRUST (Continued)	Page 3

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF California	)
	)	SS
COUNTY OF Santa Clara	)

On November 10, 2008 before me, K. Bracamonte, Notary Public,

                                                     (here insert name and title of the officer)

personally appeared Dustin Warford, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	/s/ K. Bracamonte	(Seal)

RECORDATION REQUESTED BY:

Heritage Bank of Commerce

150 Almaden Blvd.

San Jose, CA 95113

WHEN RECORDED MAIL TO:

Heritage Bank of Commerce

Attn: Loan Support Services

150 Almaden Blvd.

San Jose, CA 95113

SEND TAX NOTICES TO:

Roseville Commerce Center, LLC

333 West Santa Clare Street, Suite 280

San Jose, CA 95113

San Jose, CA 95113	FOR RECORDER’S USE ONLY

MODIFICATION OF DEED OF TRUST

THIS MODIFICATION OF DEED OF TRUST dated September 9, 2009, is made and executed between Roseville Commerce Center, LLC, a California limited liability company (“Trustor”) and Heritage Bank of Commerce, whose address is 150 Almaden Blvd., San Jose, CA 95113 (“Lender”).

DEED OF TRUST. Lender and Trustor have entered into a Deed of Trust dated June 15, 2007 (the “Deed of Trust”) which has been recorded in Placer County, State of California, as follows:

Recorded on June 28, 2007 in the Official Records of the County Recorder’s Office of Placer County, as Document #2007-0064731-00 and a Modification of Deed Trust dated September 15, 2008 recorded on November 18, 2008 in the Official Records of the Placer County Recorder’s Office as Document #2008-0090380-00.

REAL PROPERTY DESCRIPTION. The Deed of Trust covers the following described real property located in Placer County, State of California:

PARCELS 1 THROUGH 3, INCLUSIVE, AS SHOWN ON MAP ENTITLED “PARCEL MAP FOR ROSEVILLE COMMERCE CENTER II SUBDIVISION NO. P.M. 04-13”, RECORDED IN BOOK 33 OF PARCEL MAPS, AT PAGE 3, OFFICIAL RECORDS.

The Real Property or its address is commonly known as 10556, 10600 and 10560 Industrial Avenue, Roseville, CA 95678. The Assessor’s Parcel Number for the Real Property is 485-030-001-000, 485-030-002-000 and 485-030-003-000.

MODIFICATION. Lender and Trustor hereby modify the Deed of Trust as follows:

Amend “Note” paragraph to include a Change in Terms Agreement dated September 9, 2009.

CONTINUING VALIDITY. Except as expressly modified above, the terms of the original Deed of Trust shall remain unchanged and in full force and effect. Consent by Lender to this Modification does not waive Lender’s right to require strict performance of the Deed of Trust as changed above nor obligate Lender to make any future modifications. Nothing in this Modification shall constitute a satisfaction of the promissory note or other credit agreement secured by the Deed of Trust (the “Note”). It is the intention of Lender to retain as liable all parties to the Deed of Trust and all parties, makers and endorsers to the Note, including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, shall not be released by virtue of this Modification. If any person who signed the original Deed of Trust does not sign this Modification, then all persons signing below acknowledge that this Modification is given conditionally, based on the representation to Lender that the non-signing person consents to the changes and provisions of this Modification or otherwise will not be released by it. This waiver applies not only to any initial extension or modification, but also to all such subsequent actions.

TRUSTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MODIFICATION OF DEED OF TRUST AND TRUSTOR AGREES TO ITS TERMS. THIS MODIFICATION OF DEED OF TRUST IS DATED SEPTEMBER 9, 2009.

TRUSTOR:

ROSEVILLE COMMERCE CENTER, LLC

MAC MILLAN PARTNERS, INC., Manager of Roseville Commerce Center, LLC

By:	/s/ David L. Mac Millan
David L. Mac Millan, President of Mac Millan Partners, Inc.

MODIFICATION OF DEED OF TRUST (Continued)	Page 2

LENDER:

HERITAGE BANK OF COMMERCE

X	/s/ Bruce Lawry
Authorized Officer

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF California	)
	)	SS
COUNTY OF Placer	)

On October 28, 2009 before me, B. CLARKE,

                                             (here insert name and title of the officer)

personally appeared David L. Mac Millan, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon be half of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	/s/ B. Clarke	(Seal)

MODIFICATION OF DEED OF TRUST (Continued)	Page 3

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF California	)
	)	SS
COUNTY OF Santa Clara	)

On October 30, 2009 before me, Diana Hwang, Notary Public,

                                               (here insert name and title of the officer)

personally appeared Bruce Lawrie, who proved to me on the basis of satisfactory evidence to be the person~~(s)~~ whose name~~(s)~~ is~~/are~~ subscribed to the within instrument and acknowledged to me that he~~/she/they~~ executed the same in his~~/her/their~~ authorized capacity~~(ies)~~, and that by his~~/her/their~~ signature~~(s)~~ on the instrument the person~~(s)~~, or the entity upon behalf of which the person~~(s)~~ acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	/s/ Diana Hwang	(Seal)